UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):          September 20, 2022

Network-1 Technologies, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-15288	11-3027591
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

65 Locust Avenue, Third Floor, New Canaan, Connecticut 06840

(Address of Principal Executive Offices) (Zip Code)

(212) 829-5770

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	NTIP	NYSE American

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the Annual Meeting of Stockholders of Network-1 Technologies, Inc. (the “Company”) held on September 20, 2022, the stockholders of the Company entitled to vote at the meeting voted to (i) elect the five individuals named below to serve as directors of the Company to hold office until the next Annual Meeting of Stockholders and until their successors have been duly elected and qualified, (ii) approve the Network-1 Technologies, Inc. 2022 Stock Incentive Plan, (iii) approve, by non-binding advisory vote, the Company’s named executive officer compensation (known as “Say on Pay”) and (iv) to ratify the appointment of Friedman LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022.

1)	The votes cast by stockholders with respect to the election of directors were as follows:
	For	Withheld Authority	Broker non-vote	% votes for
Corey M. Horowitz	11,446,770	1,617,080	3,361,744	48.11
Jonathan Greene	10,984,047	2,079,803	3,361,744	46.17
Emanuel R. Pearlman	10,532,347	2,531,503	3,361,744	44.27
Niv Harizman	10,564,852	2,498,998	3,361,744	44.41
Allison Hoffman	10,937,141	2,126,709	3,361,744	45.97

2)	The votes cast by stockholders with respect to the proposal to approve the Network-1 Technologies, Inc. 2022 Stock Incentive Plan were as follows:
For	Against	Abstain	Broker non-vote	% votes for
9,736,278	2,965,073	362,498	3,361,745	40.92

3)	The votes cast by stockholders with respect to the proposal to approve, by non-binding vote, the Company’s named executive compensation as reported in the proxy statement for the Annual Meeting were as follows:
For	Against	Abstain	Broker non-vote	% votes for
8,918,778	3,780,888	364,183	3,361,745	37.49

4)	The votes cast by stockholders with respect to the proposal to ratify the appointment of Friedman LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022 were as follows:
For	Against	Abstain	Broker non-vote	% votes for
15,580,476	841,595	3,522	0	65.49

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NETWORK-1 TECHNOLOGIES, INC.

Dated: September 21, 2022	By:	/s/ Corey M. Horowitz
Name: Corey M. Horowitz Title: Chairman & Chief Executive Officer